Exhibit 99.1

FORM OF ORDERLY MARKETING AGREEMENT

This ORDERLY MARKETING AGREEMENT (this “Agreement”), dated as of [•] 2019, is entered into by and among (i) Envestnet, Inc., a Delaware corporation (the “Company”) and (ii) the individuals listed on the signature page (collectively, the “Sellers” and each individually, a “Seller”).  The Company and the Sellers are each referred to herein as a “Party” and together as the “Parties”.

W I T N E S S E T H:

A.                                    The Company, Pecan Merger Sub Inc. (“Merger Sub”), PIEtech, Inc. (“PIEtech”), the persons listed on Appendix A to the Merger Agreement (including the Sellers) and Robert D. Curtis, as the sellers’ representative have entered into an agreement and plan of merger, dated as of March 14, 2019 (the “Merger Agreement”), pursuant to which PIEtech will be merged with and Merger Sub.

B.                                    Pursuant to the Merger Agreement, each of the Sellers will receive shares (the “Shares”) of common stock, par value $0.005 per share (the “Common Stock”), of the Company.

C.                                    The Sellers have agreed with the Company to enter into certain restrictions with respect to the disposition by them of the Shares as provided herein.

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein, the Parties hereto agree as follows:

Article I.  DEFINITIONS

Section 1.01                             Definitions.  The following terms shall have the respective meanings set forth below throughout this Agreement:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Beneficial Owner,” “Beneficially Own” or “Beneficial Ownership” has the meaning assigned to such term in Rule 13d-3 under the Exchange Act, and a Person’s Beneficial Ownership of securities shall be calculated in accordance with the provisions of such Rule (in each case, irrespective of whether or not such Rule is actually applicable in such circumstance). In addition, a Person shall be deemed to be the Beneficial Owner of, and shall be deemed to Beneficially Own, and shall be deemed to have Beneficial Ownership of, any securities which are the subject of, or the reference securities for, or that underlie, any Derivative Instrument of such Person, with the number of securities Beneficially Owned being the notional or other number of securities specified in the documentation evidencing the Derivative Instrument as being subject to be acquired upon the exercise or settlement of the Derivative Instrument or as the basis upon which the value or settlement amount of such Derivative Instrument is to be calculated in whole or in part or, if no such number of securities is specified in such documentation, as determined by the Board in its sole discretion to be the number of securities to which the Derivative Instrument relates.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which the banks in New York, New York, are authorized or obligated by Law or executive order to close.

“Company” has the meaning set forth in the preamble.

“Common Stock” has the meaning set forth in the preamble.

“Contract” means any contract, agreement, instrument, undertaking, indenture, commitment, loan, license, settlement, consent, note or other legally binding obligation (whether or not in writing).

“Derivative Instruments” means any and all derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of any Equity Securities of the Company increases, including a long convertible security, a long call option and a short put option position, in each case, regardless of whether (i) such derivative security conveys any voting rights in any Equity Security, (ii) such derivative security is required to be, or is capable of being, settled through delivery of any Equity Security or (iii) other transactions that hedge the value of such derivative security.

“Equity Securities” means any and all (i) shares, interests, participations or other equivalents (however designated) of capital stock or other voting securities of a corporation, any and all equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), (ii) securities convertible into or exchangeable for shares, interests, participations or other equivalents (however designated) of capital stock or voting securities of a corporation, and securities convertible into or exchangeable for any equivalent or analogous ownership (or profit) or voting interests in a Person (other than a corporation), and (iii) any and all warrants, rights or options to purchase any of the foregoing, whether voting or nonvoting, and, in each case, whether or not such shares, interests, participations, equivalents, securities, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination; provided, that Equity Securities shall not include preference shares (or depositary shares representing interests in preference shares) that are not convertible or exchangeable for shares of common stock in a corporation.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” means any government or political subdivision, whether foreign, federal, state, local, or any agency, authority, official or instrumentality of any such government or political subdivision.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, no Seller shall be deemed to be a member of a Group with each other or each other’s Affiliates, in each case solely by virtue of the existence of this Agreement or any action taken by a party hereto or thereto or any such party’s Affiliates which is expressly required or contemplated by the terms hereof or thereof, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles).

“Law” means any law, statute, code, ordinance, regulation or other legally enforceable requirement enacted, adopted, issued or promulgated by any Governmental Authority, and includes, without limitation, treaties, conventions, and Antitrust Laws.

“Merger Agreement” has the meaning set forth in the Recitals.

“Orderly Marketed Shares” has the meaning set forth in Section 2.04(d).

“Party” or “Parties” shall have the meaning set forth in the preamble.

“Permitted Transfers” means Transfers of Shares (i) in amounts, together with any other Permitted Transfers within a four week period of such Permitted Transfer, not exceeding 50,000 Shares and (ii) sold in “brokers’ transactions” as described in Rule 144(g) under the Securities Act.

“Person” means any individual, corporation, partnership, firm, joint venture, association, limited liability company, limited liability partnership, joint-stock company, trust, joint venture, unincorporated organization, governmental, judicial or regulatory body, business unit, division or any other business entity, organization or Governmental Authority.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Seller” shall have the meaning set forth in the preamble.

“Sellers” shall have the meaning set forth in the preamble.

“Shares” shall have the meaning set forth in the preamble.  When any number of Shares is used in this Agreement, such number shall be adjusted for any shares of Common Stock, issued or issuable directly or indirectly with respect to the Shares by way of share dividend or share split or in connection with a combination of shares, recapitalization, reclassification, merger, amalgamation, arrangement, consolidation or other reorganization.

“Subsidiary” means those corporations, partnerships, limited liability companies, limited liability partnerships and other Persons of which the Company owns or controls more than 50% of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which more than 50% of the outstanding equity securities is owned directly or indirectly by its parent.

“Transfer” or “Transferring” means (i) any direct or indirect sale, lease, assignment, encumbrance, disposition or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any Contract, option or other arrangement or understanding with respect to any sale, lease, assignment, encumbrance, disposition or other transfer (by operation of law or otherwise), of any Equity Security or (ii) to enter into any Derivative Instrument, swap or any other Contract, agreement, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Equity Security, whether any such Derivative Instrument, swap, Contract, agreement, transaction or series of transactions is to be settled by delivery of securities, in cash or otherwise.

Article II.  ORDERLY MARKETING ARRANGEMENTS

Section 2.01                             Standstill and Transfer Restrictions.

(a)                                 Without the prior written approval of the Company (which shall require the affirmative vote of a majority of the entire Board), each of the Sellers shall not, directly or indirectly, and shall cause their controlled Affiliates not to, directly or indirectly: (i) make, or in any way participate or engage in, any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act) to vote, or advise or knowingly influence, or seek to advise or influence, any Person with respect to the voting of, any shares of Common Stock, including by forming, joining or in any way participating in a Group; (ii) form, join or in any way participate in, or enter into any agreement, arrangement or understanding with, a Group with respect to Voting Securities; (iii) commence any tender or exchange offer for any shares of Common Stock; (iv) enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into, or otherwise be involved in or part of, or publicly support, announce, endorse or encourage or submit to the Company or its Board, any acquisition transaction, merger or other business combination relating to all or part of the Company or any of its Subsidiaries, or that would result in the Sellers (collectively) Beneficially Owning, in the aggregate, shares of Common Stock representing more than the shares of Common Stock Beneficially Owned by the Sellers (collectively) as of the date of this Agreement, or any acquisition transaction for all or part of the assets of the Company or any of its Subsidiaries or any of their respective businesses or any recapitalization, restructuring, change in control or similar extraordinary transaction involving the Company or any of its Subsidiaries; (v) call or seek to call a meeting of the stockholders of the Company or initiate, support or endorse any stockholder proposal for action by stockholders of the Company, including any action by written consent; (vi) acquire, offer or propose to acquire, or agree or seek to acquire, or solicit the acquisition of, by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group, through the use of a Derivative Instrument or voting agreement, or otherwise, Beneficial Ownership of any additional shares of Common Stock (other than pursuant to any stock split or stock dividend or similar corporate action affecting all security holders on a pro rata basis); (vii) deposit any Shares in a voting trust or similar arrangement or subject any Shares to any voting agreement, pooling agreement or similar arrangement (other than this Agreement); (viii) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing activities; (ix) otherwise act, alone or in concert with others, to seek to control or influence the management or the policies of the Company; (x) advise, assist, encourage, act as a financing source for or otherwise invest in or enter into any discussions, negotiations, agreements or arrangements with, any other Person in connection with any of the foregoing, (xi) request that the Company amend, waive or otherwise consent to any action inconsistent with any provision of this Section 2.01(a); (xii) publicly disclose, directly or through any representative, any intention, plan or arrangement inconsistent with any of the foregoing; or (xiii) take any action which could require the Company to make a public announcement regarding the possibility of any of any of the foregoing; provided that the foregoing shall not prohibit any Transfer of Shares pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any of its Subsidiaries that has been approved by the Board.

(b)                                 The standstill provisions set forth in Section 2.01(a) shall terminate with respect to a Seller on the later of (i) one year after the date hereof and (ii) the date on which the Seller Beneficially Owns less than 2% of the Company’s outstanding shares of Common Stock.

(c)                                  Robert D. Curtis agrees that (i) with respect to one-third of the Shares he receives pursuant to the Merger Agreement, he will not sell such Shares for a period of one (1) year after the date hereof and (ii) with respect to an additional one-third of the Shares he receives pursuant to the Merger Agreement, he will not sell such Shares for a period of two (2) years after the date hereof, in each case except as permitted in Section 3.01(d) below.

(d)                                 Notwithstanding paragraph (c) above, Robert D. Curtis shall be permitted to Transfer any portion or all of his Base Shares at any time under the following circumstances:

(i)                                     Transfers as a bona fide gift or charitable contribution;

(ii)                                  Transfers to any member of the immediate family of Mr. Curtis or any trust for the direct or indirect benefit of Mr. Curtis or his immediate family (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

(iii)                               Transfers pursuant to a merger, tender offer or exchange offer or other business combination, acquisition of assets or similar transaction or change of control involving the Company or any of its Subsidiaries; provided that such transaction has been approved by the Board; or

(iv)                              with the prior consent of the Board

provided that in the case of any Transfer pursuant to clause (i) or (ii), (A) each donee or transferee shall enter into a written agreement accepting the restrictions set forth in the preceding paragraph

(e)                                  The Sellers agree that they shall not Transfer any Shares to any Person or Group which, after consummation of such Transfer, would Beneficially Own shares of Common Stock representing in the aggregate 5.0% or more of the total number of shares of  Common Stock outstanding; provided, that, the foregoing restriction shall not apply to (ii) Permitted Transfers or (iii) Transfers described in Section 2.01(d)(iii).

Section 2.02                             Orderly Marketing Arrangement.

(a)                                 Each of the Sellers agrees that, for a period of three (3) years from the date of this Agreement, it shall give the Company five (5) Business Days’ prior written notice of his or her intention to Transfer (other than Permitted Transfers) any Shares (the “Orderly Marketed Shares”) in an amount in excess of an aggregate of 25,000 Shares during a three-month period and shall reasonably consult with the Company on the method of Transfer with the goals of achieving the Transfer on a best price and execution basis and with a view to maintaining an orderly market in the Common Stock.  The Company shall reimburse the Seller for one-half of the sales commission with respect to any Orderly Marketed Shares sold in the manner communicated in writing by the Company to the Seller as best meeting the foregoing goals.

Article III.  GENERAL PROVISIONS

Section 3.01                             Notices.

All notices, demands, requests or other communications which may be or are required to be given or made by any Party to any other Party pursuant to this Agreement or any other Transaction Document shall be in writing, hand delivered (including delivery by overnight courier) or transmitted by facsimile or electronic mail and addressed as follows:

If to a Sellers, to the address set forth on the signature page.

with copies (which shall not constitute notice) to:

Womble Bond Dickinson (US) LLP
1200 19th St. NW, Fifth Floor
Washington, DC 20036
Attention: Andrew Tucker, Esquire

E-mail: andy.tucker @wbd-us.com

Facsimile: (202) 467-6900

If to the Company, to:

Envestnet, Inc.

35 East Wacker Drive, Suite 2400

Chicago, IL 60601

Attention: Shelly O’Brien

E-mail: shelly.obrien@envestnet.com

Facsimile: (312) 827-2801

with copies (which shall not constitute notice) to:

Mayer Brown LLP

71 South Wacker Drive

Chicago, IL 60606

Attention: Edward S. Best

E-mail: ebest@mayerbrown.com

Facsimile: (312) 706-2801

or such other address as the addressee may indicate by written notice.

Each notice, demand, request or communication which shall be given or made in the manner described above shall be deemed sufficiently given or made for all purposes at such time as it is delivered to the addressee (the affidavit of messenger or (with respect to a fax or e-mail, as applicable) the confirmation sheet or electronic confirmation of receipt being deemed conclusive but not exclusive evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.

Section 3.02                             Waiver. No delay or failure on the part of any Party hereto in exercising any right, power or privilege under this Agreement or under any other instrument or document given in connection with or pursuant to this Agreement shall impair any such right, power or privilege or be construed as a waiver of any default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege, or the exercise of any other right, power or privilege. No waiver shall be valid against any Party hereto unless made in writing and signed by the Party against whom enforcement of such waiver is sought and then only to the extent expressly specified therein.

Section 3.03                             Benefit and Assignment. Neither the Sellers nor the Company shall assign this Agreement in whole or in part, whether by operation of Law or otherwise without the prior written consent of (i) the Sellers’ Representative, with respect to an assignment by the Company (ii) and the Company, with respect to an assignment by a Seller. Any purported assignment contrary to the terms hereof shall be null, void and of no force and effect. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. No Person other than a Party hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the Parties hereto, and the representations and warranties, covenants and other agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Parties hereto or their respective successors and assigns as permitted hereunder.

Section 3.04                             No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 3.05                             Amendment. No amendment, modification, supplement or waiver of this Agreement shall be binding unless executed in writing by the Sellers’ Representative and the Company.

Section 3.06                             Severability. If any part of any provision of this Agreement shall be invalid or unenforceable under applicable Law, such part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of such provisions or the remaining provisions hereof or of said agreement, document or writing.

Section 3.07                             Governing Law; Forum. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed under and in accordance with the Laws of the State of New York excluding the choice of law rules thereof. Any dispute with respect to this Agreement, any Person’s direct or indirect rights or obligations arising out of or in connection with this Agreement, or the construction of this Agreement or the transactions contemplated hereby, including without limitation a breach, default, or misrepresentation or any determination made by a Party hereto pursuant to this Agreement, shall, to the extent made by or against any Party or any of its Affiliates after the unsuccessful negotiation in good faith by the Parties hereto, be finally and conclusively resolved exclusively in the State or Federal courts located in the Borough of Manhattan, the City of New York . In furtherance of the foregoing, each of the Parties hereto (i) submits to the jurisdiction of the State and Federal courts sitting in the Borough of Manhattan, the City of New York over any suit, action or proceeding arising from, or relating to, any Transaction Document, and (ii) waives any objection that it may have to the venue of any suit, action or proceeding with respect to any proceeding relating to this Agreement or any other Transaction Document that is commenced in the courts sitting in the Borough of Manhattan, the City of New York.

Section 3.08                             Specific Performance. The Parties hereto acknowledge and agree that the breach by any of them of this Agreement would cause irreparable damage to the other Parties hereto and that they will not have an adequate remedy at Law. Therefore, the Parties under this Agreement shall be permitted to seek a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies shall, however, be cumulative and not exclusive and shall be in addition to any other remedies at Law which any Party may have under this Agreement.

Section 3.09                             Signature in Counterparts. This Agreement may be executed in separate counterparts (whether transmitted by facsimile or other electronic means) none of which need contain the signatures of all Parties, each of which shall be deemed to be an original, and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

Section 3.10                             Remedies Cumulative. Except as otherwise expressly provided herein, all rights and remedies of the Parties under this Agreement are cumulative and without prejudice to any other rights or remedies under Law.

Section 3.11                             Entire Agreement. This Agreement (including the Recitals which are incorporated in and made a part of this Agreement), together with all Schedules hereto, constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties.

Section 3.12                             Electronic Delivery. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re execute original forms thereof and deliver them to all other Parties. No Party hereto or to any such agreement or instrument shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense related to lack of authenticity.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

ENVESTNET, INC.

By:
Name:
Title:

SELLERS:

Robert D. Curtis

Brian A. Bunch

Karla B. Curtis

James S. Guild, III

Catherine Hart

Robert Lee Kuehn

Antonio B. Leal

Jaime L. Proctor

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